UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 7, 2009

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361
(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 7, 2009, Orchids Paper Products Company (the “Registrant”) entered into Substitute Amendment Four to Second Amended and Restated Agented Credit Agreement, dated effective as of July 31, 2009 (the “Amendment”), with its existing bank group to revise the terms of the construction loan originally entered into on July 31, 2009 pursuant to Amendment Four to Second Amended and Restated Agented Credit Agreement among the Registrant and its existing bank group (the “July 31, 2009 Amendment”) and to increase the unfunded capital expenditures limit for the year 2010.  The Registrant’s bank group includes Bank of Oklahoma, N.A. and Commerce Bank, N.A.  This construction loan is being used to finance the construction of a new 245,000 square foot distribution center on property already owned by the Registrant.  The Amendment, which supersedes and replaces the July 31, 2009 Amendment, includes the following provisions:

  establish a construction loan that provides for periodic loan advances up to a maximum principal amount of $6.72 million to finance the warehouse project, which includes the construction of a new 245,000 square foot distribution center.  The construction loan will convert to a term loan in November 2010 and will mature in October 2016.  The loan will be based on an eighty percent (80%) advance rate of the costs of construction of the project;
  extend the availability and maturity of the existing revolving line of credit to April 9, 2011;
  modify the LIBOR margin grid to eliminate an arrangement where the different loans under the Amendment are assessed different LIBOR margins and replace it with an arrangement where all loans are assessed the same LIBOR margins, and include a 3.5% all-in interest rate floor;
  reduce the Funded-Debt-To-EBITDA covenant limit to 3.25 to 1; and
  increase the annual unfunded capital expenditures limit to $3.5 million, except that, for the fiscal year ending December 31, 2010 only, the capital expenditures limit will be increased to $11 million.

The foregoing summary is not complete. A copy of the Amendment is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.  See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: December 9, 2009	By:	/s/ Keith Schroeder
Keith Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Substitute Amendment Four to Second Amended and Restated Agented Credit Agreement, executed December 7, 2009 and effective as of July 31, 2009.